Investor Presentation

WINNER MEDICAL GROUP, INC. (WMDG.OB)

Winner

Safe Harbor Statement

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. Forward-looking statements involve a number of risks and uncertainties. Among other factors that could cause actual results to differ materially are the following: our potential inability to raise additional capital, reliance on one single customer, conducting business in foreign countries, changes in domestic and foreign laws, regulations and taxes, changes in economic conditions, uncertainties related to China's legal system and economic, political and social events in China, a general economic downturn, a downturn in the securities markets, Securities and Exchange Commission regulations which affect trading in the securities of "penny stocks," and the risk factors listed from time to time in our SEC reports, including but not limited to our reports on Form 1O-QSB, 8-K, 10-KSB and reports or other documents filed pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934. All forward-looking statements included herein are based on information available to us on the date hereof, and we assume no obligation to update any such forward-looking statements. It is important to note that our actual results could differ materially from those in such forward-looking statements due to the factors cited above or other factors identified as risks in our SEC filings. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements

May 16, 2006

Investment Considerations

- Premier manufacturer and exporter of cotton surgical dressings and disposable medical products located in China
  - Founded in 1991; Reverse merger APO in Dec 2005
  - FY 2005 revenues of US $58.35 million, with net income of US $7.89 million
  - "Consumables" business model
- Distributes through a significant OEM sales channel in Japan, Europe and US by partnering with world class medical companies such as Sakai Shoten, Lohmann & Rauscher, BSN Medical, Molnlycke, Tyco Healthcare, and Cardinal Healthcare. Typical customer relationships are 5+ years
- Winner is approved by the US FDA for direct export of sterilized surgical dressings to the USA. Trading on this advantage, the Company will drive its growth of higher-gross margin sterilized products
- Shenzhen Bureau of Science Technology & Information has formally recognized Winner Industries (Shenzhen) Co., Ltd. as High–technology Enterprise on April 28th, 2006. This recognition affords Winner Industries (Shenzhen) Co., Ltd. more benefits on tax exemptions, a 100% tax exemption for first two years, followed by a 50% tax exemption for the next eight years. Compared with the previous tax exemption, Winner (Shenzhen) will enjoy a 50% tax exemption for 5 additional years.

Winner
WINNER MEDICAL

Investment Considerations - 2

- Winner has developed a patented "category killer" product that will have a big market in woven cotton products alone. PurCotton™ is a technology-driven, breakthrough product offering:
  - advantageous properties of cotton gauze (absorbent, non-allergenic, biodegradable),
  - elimination of its disadvantageous properties (facilitates microorganism attachment, fiber loss, shredding, complicates wound healing), and
  - manufacturing at significantly lower cost
  - Significant revenue and earnings growth from the scale up of this product is expected beginning in 2007

- Winner has developed a new cohesive (self-adhering) bandage material, that offers a significant competitive advantage accruing from a unique weaving pattern and manufacturing cost advantages

- Our strategy:
  - Continually offering superior products: capitalizing on product design and/or demonstrable product quality
  - Reduce customers' cost of product – not solely through a lower price to customers, but through greater value add and higher quality

PRODUCTS

WINNER MEDICAL

Representative Gauze Products






GAUZE SWABS
STERILE
100% COTTON



PRODUCTS

Winner
WINNER MEDICAL

Elastic Adhesive Bandage



Cohesive Bandage



Geographic Market Segmentation



Geographic Markets
U.S.
13%
Japan
26%
Others
11%
China
11%
Europe
39%
2005 Revenue

May 16, 2006

Facilities

- Currently has land use right to over 600,000 square meters
- 2 Winner industrial parks (Shenzhen and Huanggang)
- 11 major factories in 10 different locations, 8 factories in Hubei Province
- New Huanggang PurCotton™ facility: Planned investment of approximately $150 million; estimated to add capacity of approximately $50 million per year in the 5 years following 2008
- ISO 9001: 2000, ISO 13485: 2003, and CE certification

Winner's Growth Strategy

Non sterilized products ≈ 60% of sales (As of March 31, 2006)	Sterilized products ≈ 40% of sales Higher gross margin (As of March 31, 2006)
PurCotton™ **Revenue expected in the second half of 2006**	
Cohesive and Self-adhesive bandage materials **Revenue beginning Q1 2006**	
Nano assisted antibiotic materials **(Projected to be additive to future woven gauze products)** **Revenue anticipated FY 2008**	

Green-shaded areas signify primary growth products

Strong Base of Existing Business

- Approximately 75% of total sales through OEM channels … The annual growth rate of net sales was 26.5% and 31.8% in 2004 and 2005, respectively
- World-class customer base: 61.76% of total sales among top ten long-term customers (2005):
  - Sakai Shoten Co., Ltd. (Japan)
  - Lohman & Rauscher Limited (Germany)
  - Tyco Healthcare (Aus and US)
  - Medeco B.V. (Netherlands)
  - Artsana S.P.A. (Italy)
  - Richardson Healthcare Ltd. (UK)
  - Vernon-Carus (UK)
  - Molnlycke Health Care AB (Sweden)
  - BSN Medical GMBH Co. (Germany)
  - Sterima NV. (Belgium)

Winner
WINNER MEDICAL

PurCotton™

- PurCotton™: Non woven spunlace material utilizing cotton rather than petrochemical fiber (polyester/rayon) as a raw material . It is Winner's breakthrough product produced at an extremely low cost

- Within the medical disposables market, the *non-woven products* segment is the largest and fastest-growing segment

- Product Advantages:
  - Elimination of extraneous fibers and shredding characteristic of traditional cotton gauze, known to exacerbate microbial infection propensity and to increase wound healing complications
  - Absorbency of PurCotton non woven material is superior to petrochemical non woven fabrics; PurCotton absorbency is equal to that of woven cotton materials; PurCotton has higher tensile strength and lower weight than woven alternatives
  - Significantly lower cost than woven gauze: technology eliminates approximately 90% of labor cost and significantly reduces production cycle time
  - "Green" product; non-allergenic and fully biodegradable

PurCotton™

- Proprietary Product
  - Revolutionary new manufacturing process makes PurCotton technology proprietary to Winner
  - Patents filed protecting Winner's IP; 10 year life
  - Patents applied for internationally in 30+ countries
- The Markets for PurCotton™
  - PurCotton offers the absorbency advantages of woven cotton, adds the safety and efficacy advantages resulting from the elimination of extraneous fibers and shredding, and can be produced at a cost significantly lower (compared with traditional woven cotton products, great cost saving as compared to woven cotton
  - Estimated $5 billion woven cotton gauze medical disposable market - offers significant replacement opportunity – other woven cotton products offer additional target market
  - PurCotton™ has strong application in industrial and home hygiene markets
    - "Jumbo roll" business model
  - Winner anticipates significant beneficial impact in terms of volume and revenue growth at extremely favorable gross margins, once PurCotton™ production begins as expected in the second half of 2006

Winner
WINNER MEDICAL

Sterilized Products

- Winner is approved by the FDA to make direct export of sterilized medical disposable products to US customers
- Traditionally, Chinese manufacturers ship in bulk to their US, EU and Japanese customers. Product is then repacked and sterilized, incurring higher added costs, at customer's location
- Winner's capability enables customers to eliminate repackaging and sterilization operations in their factories, taking advantage of Winner's lower labor costs and more efficient workflow, in addition to direct shipment
- Winner will capitalize on its existing FDA registration
  - Sales growth from competitive advantage
  - Gross margin growth from higher value add products

Winner
WINNER MEDICAL

Additional product initiatives



- Self-adhesive and Cohesive Bandages
  - Technologically superior product at a lower cost
  - Product design enables uniform tearing without use of ancillary tools (weaving technology)
  - Product cost advantages:
    - Fully integrated production in low cost Winner factories
    - Revolutionary adhesive coating technology eliminates approximately 80% of adhesive application waste

- Nano antibiotic materials
  - Advantages:
    - Anti-inflammation and anti-bacterial
    - Increases ventilation, anti-viral and wound-cleansing properties and enhances efficacy

Market expansion growth

- Winner will market the "Winner" brand in China, Southeast Asia and Africa. These emerging markets offer dramatic growth rates and substantial opportunity for the sale of a "low cost, high quality alternative" against large multinational companies

- Winner will participate in the forecasted expansion of China's increased demand for health care products

- Organic growth:
  - Winner currently ranked number one in exports of disposable medical products from China with approximately 10% share of export market in 2005
  - Medical disposable products exported from China expected to grow significantly annually
  - Global medical disposable market growth estimated at about 5-6% annually through 2010 with non-woven segment growth at about 7-8% per year

Company Management

- Mr. Jianquan Li, Founder and Chief Executive Officer
  - Former sales manager of provincial foreign trade corporation with over 20 years' experiences in international trade, founded Winner Group in 1991
- Mr. Xiuyuan Fang, CFO, Vice President and Treasurer
  - A former CPA with extensive experience in corporate finance, capital management and tax planning
- Mr. Jiagan Chen, Vice President for Project Management
  - An economic engineer with extensive experience in project management and corporate management, took complete charge of the construction projects of all Winner subsidiaries and the purchasing of large equipments
- Mr. Hongwei Jia, Vice President of Quality Inspection
  - Former General Manager and Group General Manager of Winner facilities, established quality management systems for all of Winner subsidiaries
- Mr. Richard Thomas, US VP
  - Provides convenient access to shareholders and strategic partners

Financial Overview

May 16, 2006

Winner
WINNER MEDICAL

Balance Sheet

	9/30/05	9/30/04	Growth Rate
Current Assets	$25.8 M	$18.7 M	38.0%
Total Assets	$54.2 M	$44.8 M	21.0%
Current Liabilities	$18.7 M	$16.2 M	15.4%
Minority Interest	$1.2 M	$1.0 M	20.0%
Shareholder Equity	$34.4 M	$27.6 M	24.6%
Total Liabilities and Shareholder Equity	$54.2 M	$44.8 M	21.0%

May 16, 2006

Income Statement

	Fiscal Year Ended 9/30/04	Fiscal Year Ended 9/30/05	Growth Rate	1st Qtr Ended 12/31/04	1st Qtr Ended 12/31/05	Growth Rate
Revenues	$ 44.3 M	$58.4 M	31.8%	$13.0 M	$16.2 M	24.6%
Gross Profit	$11.5 M	$16.3 M	41.7%	$3.3 M	$4.4 M	33.3%
Operating Expenses	$6.3 M	$8.5 M	34.9%	$1.9 M	$2.5 M	31.6%
Operating Income	$5.1 M	$7.8 M	53.0%	$1.5 M	$1.9 M	26.7%
Pre-tax Income	$4.7 M	$8.4 M	78.7%	$1.4 M	$1.8 M	28.6%
Net Income (including Minority Interest)	$4.4 M	$7.9 M	79.6%	$1.3 M	$1.6 M	23.1%

Summary

- Winner is the "best in class" manufacturer of medical disposable products with a strong base of revenues, customers and capabilities
- Winner's strategies of superior products/product quality, cost advantage and logistics excellence have created long term competitive advantage for the company
- Sales growth and gross margin improvements will come from the Company's initiatives in PurCotton, FDA Certified Sterilization, Cohesive and Self adhesive materials, and geographic and market expansion
- The Company is well positioned with R&D capabilities to both create and capitalize on significant future opportunities

Thank You!

WINNER MEDICAL

- Address: Winner Industrial Park, Bulong Road, Longhua, Shenzhen 518109, Guangdong, China
- Tel: (86 755) - 2813 - 8888
- Fax: (86 755) - 2813 - 4588
- Email: investors@winnermedical.com
- Website: www.winnermedical.com

May 16, 2006